UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 16, 2020

FLIR SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Oregon	000-21918	93-0708501
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

27700 SW Parkway Avenue,		97070
Wilsonville,	Oregon
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (503) 498-3547

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FLIR	NASDAQ	Global Select Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

FLIR Systems, Inc. (the “Company”) held its 2020 annual meeting of stockholders (the “2020 annual meeting”) on April 16, 2020. At the 2020 annual meeting, the Company’s stockholders voted on four proposals, each of which was described in the Company’s definitive proxy statement on Schedule 14A for the 2020 annual meeting filed with the Securities and Exchange Commission on March 11, 2018 (the “2020 proxy statement”). The final voting results with respect to each proposal are set forth below.

Proposal 1

The Company’s stockholders elected each of the eleven nominees named in the 2020 proxy statement, to serve on the Board of Directors for a one-year term expiring at the Company’s 2021 annual meeting of stockholders or until their respective successors are duly elected and qualified or until their earlier resignation or removal, as set forth below:

Name of Director Nominee	For	Against	Abstain	Broker Non- Votes
James J. Cannon	112,187,990	2,427,869	844,576	6,998,992
John D. Carter	104,351,825	10,241,354	867,256	6,998,992
William W. Crouch	103,950,057	10,658,962	851,416	6,998,992
Catherine A. Halligan	110,763,133	3,869,197	828,105	6,998,992
Earl R. Lewis	106,800,633	7,794,419	865,383	6,998,992
Angus L. Macdonald	104,545,763	10,049,515	865,157	6,998,992
Michael T. Smith	104,769,363	9,823,228	867,844	6,998,992
Cathy A. Stauffer	111,737,945	2,896,603	825,887	6,998,992
Robert S. Tyrer	114,026,141	603,688	830,606	6,998,992
John W. Wood, Jr.	110,776,982	3,856,234	827,219	6,998,992
Steven E. Wynne	98,424,156	16,172,416	863,863	6,998,992

Proposal 2

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2020, as set forth below:

For	Against	Abstain
117,904,618	4,424,137	130,672

There were no broker non-votes with respect to this proposal.

Proposal 3

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the 2020 proxy statement, as set forth below:

For	Against	Abstain	Broker Non-Votes
104,976,121	10,201,638	282,676	6,998,992

Proposal 4

The Company’s stockholders approved the reincorporation of the Company from Oregon to Delaware as described in the 2020 proxy statement, as set forth below:

For	Against	Abstain	Broker Non-Votes
114,175,500	1,049,149	235,786	6,998,992

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLIR SYSTEMS, INC.
(Registrant)

April 21, 2020	By	/s/ Sonia Galindo
Sonia Galindo
Senior Vice President, General Counsel, Secretary, and Chief Ethics and Compliance Officer

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